SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 29, 2005

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                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      0-17771                 75-2243266
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


           Six Harrison Street
            New York, New York                                      10013
  (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (212) 925-8745


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

      On July 29, 2005, Franklin Credit Management Corporation (the "Company") issued a press release announcing that that Ryan Beck & Co., Inc., the sole underwriter of the Company's recently completed public offering, has exercised its option to purchase an additional 165,000 shares of the Company's common stock to cover over-allotments. A copy of the press release is filed as Exhibit
99.1 hereto, and is incorporated in this Item 8.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.   Description
-----------   -----------

99.1 Press Release, dated July 29, 2005, entitled "Franklin Credit Management Corporation Announces Exercise of Over-Allotment Option."





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FRANKLIN CREDIT MANAGEMENT CORPORATION


                              By: /s/ John M. Collins
                                 ------------------------------------
                                 Name:  John M. Collins
                                 Title: General Counsel


Date: July 29, 2005






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